Events after the reporting date (Details Narrative)	Jul. 15, 2025
Notes and other explanatory information [abstract]
Ratio change description	Company announced a ratio change on its ADSs from one (1) ADS representing ten thousand (10,000) ordinary shares, to the new ratio of one (1) ADS representing one hundred thousand (100,000) ordinary shares (the "Ratio Change"). The effective date of the Ratio Change was July 31, 2025.